Property and Equipment, Net	6 Months Ended
Jun. 30, 2025
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

5. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of
	December 31,	June 30,
	2024	2025
	RMB	RMB	US$
Land	912,927	912,927	127,529
Buildings	13,744,221	13,683,458	1,911,471
Motor vehicles	1,485,841	1,485,841	207,560
Electronic equipment	2,116,562	2,265,898	316,528
Machinery	1,238,050	2,488,592	347,637
Other equipment	1,472,880	1,479,526	206,678
Subtotal	20,970,481	22,316,242	3,117,403
Less: accumulated depreciation	(3,564,579)	(3,985,420)	(556,732)
	17,405,902	18,330,822	2,560,671
Less: impairment charges	(1,748,022)	(1,748,022)	(244,185)
Property and equipment, net	15,657,880	16,582,800	2,316,486

Depreciation expense was RMB 135,711 and RMB 420,840 (US$ 58,788) for the six months ended June 30, 2024 and 2025, respectively.

On October 25, 2024, the Group acquired a 95% equity interest in Yukon Flooring Bellaire LLC (“Yukon”), which owns a 28,320 sq.ft. warehouse and the related land located in Houston, Texas. The Group issued 2,219,828 Class A ordinary shares as consideration for the acquisition. Since the only assets of Yukon is the warehouse and the land, therefore, substantially all of the fair value concentrated in this group of assets. In addition, it does not have any employees or operations other than the ownership of the properties, the acquisition is considered an asset acquisition. The Group recorded the fair value of the asset as its initial carry amount. The fair value of the assets determined by a third party appraiser is RMB14,657,148 (US$2,039,000) at the date of the acquisition.

The Group identifies its property and equipment into two assets groups based on their location: US and PRC since they are independent to each other in terms of revenue generation and cash flows. During the six months ended June 30, 2025, there was no impairment indicator for US assets group since they were evaluated closed to year end of 2024. However, there was a triggering event of negative operating cash flows in PRC asset group level that indicated the carrying amounts of the Group’s long-lived assets may not be recoverable. In accordance with ASC 360, with regard to the long-lived assets, the Group performed an undiscounted cash flow analysis and concluded that the carrying value of the asset group was recoverable. No impairment charges was recorded for the six months ended June 30, 2025 based on the management’s assessment. For the six months ended June 30, 2024, the Group recognized an impairment charge within operating expenses of RMB 396,850 against the property and equipment by the amount by which the carrying value of the asset group’s long-lived assets exceeded their estimated fair value. Key assumptions utilized in the determination of far value include expected future cash flows and working capital requirements. While the Group believe the expectations and assumptions about the future are reasonable, they are inherently uncertain.